UNITED  STATES

SECURITIES  AND  EXCHANGE  COMMISSION

Washington, D.C. 20549

FORM  8-K

CURRENT  REPORT

PURSUANT  TO  SECTION 13 OR  15(d) OF  THE

SECURITIES  EXCHANGE  ACT  OF  1934

Date of Report (Date of earliest event reported): September 28, 2011

AZAZ CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-54109	27-2754169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7075 Gratiot Ave, Suite One Saginaw, MI	48609

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (989) 391-5173

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year End

                On September 28, 2011, the Board of Directors of Azaz Capital Corp. (formerly ABC Acquisition Corp. 1505) (the “Corporation”), unanimously approved a change of the fiscal year end from December 31 to September 30, effective as of September 28, 2011.  The change was made to align its fiscal periods with its wholly owned subsidiary, Azaz Capital Corp. (a Canadian corporation), which is the Corporation’s operating entity.

                The Corporation expects to file a transition report for the nine month transition period of January 1, 2011 to September 30, 2011 on Form 10-KT within 60 days from September 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Azaz Capital Corp.
(Registrant)

Date: October 3, 2011	By:	/S/ Robert Weber
Robert Weber President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director